                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):            MAY 18, 2000
                                                     -------------------------

                          TRANSKARYOTIC THERAPIES, INC.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-21481                                 04-3027191
    ------------------------                ---------------------------------
    (Commission File Number)                (IRS Employer Identification No.)


    195 Albany Street, Cambridge, Massachusetts               02139
    ------------------------------------------------------------------
    (Address of Principal Executive Offices)                (Zip Code)


                                 (617) 349-0200
          ------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
         -------------

         On May 18, 2000, Transkaryotic Therapies, Inc. (the "Registrant") and investment funds affiliated with E.M. Warburg, Pincus & Co., L.L.C. (collectively, "Warburg Pincus") executed a Stock Purchase Agreement (the "Purchase Agreement"), pursuant to which Warburg Pincus will purchase 10,000 shares of the Registrant's Series A Convertible Preferred Stock, $0.01 par value per share, for an aggregate price of $100,000,000. Under the terms of the Purchase Agreement, the 10,000 shares of Series A Convertible Preferred Stock shall convert into approximately 3,570,000 shares of the Registrant's common stock, $0.01 par value per share, at a conversion price of $28.00 per share. The transactions contemplated by the Agreement are subject to U.S. government approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

         The full text of the Registrant's press release issued in connection with the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(c)      Exhibits.

99.1 The Registrant's Press Release dated May 19, 2000.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2000

                                    TRANSKARYOTIC THERAPIES, INC.
                                             (Registrant)



                                    By: /s/ Daniel E. Geffken
                                        -----------------------------
                                    Daniel E. Geffken
                                    Vice President, Finance and Chief
                                    Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------

99.1                          The Registrant's Press Release dated May 19, 2000.